Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

NOTE 12 – RELATED PARTY TRANSACTIONS

Due to related parties

Amounts due to related parties consist of advances made to the Company or payments made behalf on the Company to finance development stage activities and other costs. The amounts due to related parties for such advances were non-interest bearing and had no stated repayment terms. Amounts due to related parties for such advances totaled $59,750 as of December 31, 2011 and 2010.

Loan receivable from related parties

Loan receivable from related parties represent amount extended to the trustees after consolidation elimination of 100% of the registered capital of Hetong, as discussed in Note 1 under Establishment of Trustee Company. The loan receivable is non-interest bearing and due on demand.